CERTIFICATION

                PURSUANT TO SECTION 1350, CHAPTER 63 OF TITLE 18,

                               UNITED STATES CODE,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         The undersigned, as Principal Executive Officer of RS Investment Trust (the "Trust"), with respect to the report on Form N-CSR of the Trust for the period ended December 31, 2003 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the undersigned's knowledge:

         1. such report on Form N-CSR for the period ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such report on Form N-CSR for the period ended December 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Trust.



Dated:   March 9, 2004
        -------------------
                                       /s/G. Randall Hecht
                                       -----------------------------------------
                                       G. Randall Hecht
                                       Principal Executive Officer
                                       RS Investment Trust

                                  CERTIFICATION

                PURSUANT TO SECTION 1350, CHAPTER 63 OF TITLE 18,

                               UNITED STATES CODE,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         The undersigned, as Treasurer and Chief Financial Officer of RS Investment Trust (the "Trust"), with respect to the report on Form N-CSR of the Trust for the period ended December 31, 2003 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the undersigned's knowledge:

         1. such report on Form N-CSR for the period ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such report on Form N-CSR for the period ended December 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Trust.


Dated:    March 8, 2004
        -------------------
                                       /s/Steven Cohen
                                       -----------------------------------------
                                       Steven Cohen
                                       Treasurer and Chief Financial Officer
                                       RS Investment Trust